UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:  (312) 827-0100

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2013 to May 31, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO

... YOUR PIPELINE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/fmo, you will find:

• Daily, weekly and monthly data on share prices, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended May 31, 2014.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnerships (“MLPs”) and affiliates of MLPs that own primary interests in an MLP.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2014, the Fund provided a total return based on market price of 11.98% and a total return of 12.87% based on NAV. Past performance is not a guarantee of future results. The closing price of the Fund’s shares as of May 31, 2014, was $27.23, representing a 1.26% premium to the NAV of $26.89. The closing price of the Fund’s shares as of November 30, 2013, was $25.11, representing a 2.07% premium to the NAV of $24.60. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. NAV performance data reflects fees and expenses of the Fund.

The Fund paid quarterly distributions per common share of $0.4161 in February 2014 and $0.4181 in May 2014. The latest distribution represents an annualized distribution rate of 6.14% based on the Fund’s closing market price of $27.23 on May 31, 2014.

Advisory Research, Inc. (“ARI”) is the Sub-Adviser of the Fund and a wholly-owned subsidiary of Piper Jaffray Companies. Effective January 1, 2014, ARI discontinued the use of the name “FAMCO MLP.”

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $180 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You’ll find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

June 30, 2014

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS (unaudited)	May 31, 2014

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) portfolio is managed by Advisory Research, Inc.(“ARI”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the six-month period ended May 31, 2014.

Describe the Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.

The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively, “MLP entities”) and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of May 31, 2014.

How would you describe the master limited partnership market over the six-month period ended May 31, 2014?

For the six months ended May 31, 2014, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 11.6%, compared with a return of 7.6% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

The six-month period produced very strong performance from the MLP asset class as investors once again bid up yield-oriented securities. The yield on the 10 year U.S. Treasury note dropped approximately 10% from 2.74% at November 30, 2013, to 2.48% at May 31, 2014, and was approximately 17% off of December highs. This move in the reference yield aided MLP returns during the period. As a result, MLPs significantly outperformed equities during the period, compared to a period of general underperformance compared to equities during the prior Fund fiscal year.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2014, the Fund provided a total return based on market price of 11.98% and a total return of 12.87% based on NAV. Past performance is not a guarantee of future results. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of May 31, 2014, was $27.23, representing a 1.26% premium to the NAV of $26.89. On November 30, 2013, the Fund’s closing market price was $25.11, which represented a premium of 2.07% to the NAV of $24.60.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (unaudited) continued	May 31, 2014

losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2014, the Fund’s NAV was reduced by a net deferred tax liability of $273.9 million, or $8.22 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions per common share of $0.4161 in February 2014 and $0.4181 in May 2014. The latest distribution represents an annualized distribution rate of 6.14% based on the Fund’s closing market price of $27.23 on May 31, 2014.

As of December 31, 2013, the Fund had distributed $12.28661 per common share to its shareholders since the Fund’s inception in 2004. Approximately $7.53382 per common share or 61% of these distributions were considered non-dividend distributions, also known as return of capital, and $4.75279 per common share or 39% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For 2014 distributions, the Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2015. For the year ended November 30, 2013, 93% of the distributions were considered qualified dividend income and 7% were considered return of capital for federal income tax purposes.

The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the six-month period ended May 31, 2014, and what has that meant for performance?

The Fund was fully invested, levered, and unhedged in a period of strong absolute returns. The Fund’s holdings continue to be much less concentrated in the largest MLPs than the Alerian MLP Index. The Index held 60.3% of its weight in its top ten holdings, compared to a 41.6% weight in the Fund’s portfolio for these same holdings at the end of the period. The Fund is less concentrated in these positions and, therefore, the portfolio’s market capitalization is lower than the Index. The Fund is large and manages risk partly by diversifying its holdings across market capitalization.

The Fund’s portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Alerian MLP Index for the six months ended May 31, 2014. The Fund benefited from overweight investments among those MLPs with the highest expected growth in distributions. The one clear trend during the period was the market’s preference for growth over yield, and the portfolio benefited from this positioning. We continue to favor those MLPs with growing asset bases operating under fixed-fee contracts.

The Fund benefited from participating in four initial public offerings of MLPs. IPO activity has been healthy but well below last year’s record levels, with six MLPs going public during the six month period. While IPO activity is down from last year, we see continued activity and expect more throughout the year if markets remain accommodative.

The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 86% of the Index compared to almost 92% of the Fund’s holdings.

What were some of the leading contributors to and detractors from performance?

The largest holding in the Fund during the period was Energy Transfer Equity, LP (ETE), which was 10.3% of the Fund’s long-term investments. ETE primarily owns partnership interests in Energy Transfer Partners, its subsidiary Sunoco Logistics, and Regency Energy Partners. Through these interests, ETE is exposed to energy infrastructure growth across the U.S. We believe ETE is the preferred way to gain equity exposure to this family of companies, and once again ETE outperformed all three during the period, returning over 38%, the sixth-highest returning MLP for the period. The broad diversity of ETE’s business line is expected to be enhanced with a recently announced acquisition of Susser Holdings Corporation, which controls the general partner of Susser Petroleum Partners LP, a supplier of motor fuel to independently operated fueling stations and convenience stores. ARI believes this transaction and several other projects being contemplated within the Energy Transfer family of companies will provide further opportunities for value creation at ETE in the coming years.

The Fund’s overweight positioning in the Midstream Oil sector produced meaningful contributions to performance during the period. Positions such as Magellan Midstream Partners, LP and Tesoro Logistics LP benefitted from increased production of crude oil across the country, but specifically in the Permian basin and the Bakken shale.

A leading detractor from relative returns was the largest MLP in the Index, Enterprise Products Partners LP (EPD). EPD delivered strong absolute performance for the Fund during the six-month period. However, as a 16% position in the Index, the Fund is underweight this name to avoid overconcentration in the portfolio. As is typical in strong MLP markets, EPD is a bellwether name in the group, with high quality assets and management.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (unaudited) continued	May 31, 2014

As mentioned above, we are underweight EPD. This decision is not just a prudent diversifier for the Fund, but also indicative of our preference to own a portfolio that has smaller average capitalization than the Index. While we believe that over the long-term this investment theme provides better relative performance, during the six-month period that was not the case. Four of the seven largest Index constituents outperformed during the period. The Fund was underweight these same constituents as a whole, and this hurt relative performance during the period.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of May 31, 2014, the Fund’s leverage of $275 million was approximately 23.5% of managed assets, which represented an asset coverage ratio of 426%, higher than the 300% required by the Investment Company Act of 1940, as amended. Leverage was positive for both performance and cash flow.

The Fund’s leverage is expected to range between 22% and 28% of managed assets assuming normal market conditions. Considerations evaluated in establishing the appropriate range for the Fund’s leverage include a variety of factors such as the historical volatility of the Fund’s assets and the structure and terms of the Fund’s borrowings. In periods during which ARI deems MLPs to be significantly overvalued ARI may reduce the leverage to below 22% of managed assets. Likewise, the leverage may rise above 28% in periods of perceived undervaluation. The May 31, 2014 leverage level of approximately 23.5% of managed assets falls near the middle of the expected range and is consistent with ARI’s view that MLPs were fairly valued.

What is the current outlook for the MLP market?

Despite much worry about a rising interest rate environment, as previously discussed, interest rates actually fell during the period. What was a head wind for yield-oriented securities during the second half of 2013 became a tail wind during the first half of 2014 and allowed MLPs to outperform the broader equity markets. We continue to believe that U.S. interest rates will remain low during 2014, which should be accommodative to MLP markets. Rising geopolitical strife in oil and gas producing areas of the world may drive investor dollars toward safe-haven markets like the U.S. Such a move could bring down yields, and those investors looking to limit international exposures may find MLPs an attractive domestic investment story. Shorter term market gyrations aside, energy fundamentals continue to support distribution growth for MLPs and distribution growth tends to drive MLP valuation higher over time.

ARI believes that the Fund is well positioned relative to the continuing growth in domestic energy infrastructure.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2014

Fund Statistics
Share Price		$27.23
Net Asset Value		$26.89
Premium/(Discount) to NAV		1.26%
Net Assets ($000)		$895,561

Total Returns
(Inception 12/28/04)	Market	NAV
Six Months	11.98%	12.87%
One Year	12.94%	23.05%
Three Year (annualized)	15.85%	17.69%
Five Year (annualized)	21.17%	24.09%
Since Inception (annualized)	10.72%	11.21%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). For the most recent month end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Long-Term
Sub-Sector Allocation	Investments
Midstream Oil	27.0%
Diversified Infrastructure	26.7%
Gathering & Processing	17.8%
Midstream Natural Gas	17.7%
Natural Gas Pipelines & Storage	2.9%
Marine Transportation	2.7%
Upstream	2.6%
Coal	1.8%
Other Master Limited Partnerships	0.8%

% of Long-Term
Top Ten Issuers	Investments
Energy Transfer Equity, LP	10.3%
Enterprise Products Partners, LP	7.4%
Williams Partners, LP	7.0%
Magellan Midstream Partners, LP	6.9%
Buckeye Partners, LP, Class B	6.9%
Plains All American Pipeline, LP	6.0%
DCP Midstream Partners, LP	4.8%
Kinder Morgan Management, LLC	3.7%
Crestwood Equity Partners, LP	3.6%
Crestwood Midstream Partners, LP	3.3%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 7

PORTFOLIO OF INVESTMENTS (unaudited)	May 31, 2014

Number
of Shares	Description	Value

	Long-Term Investments – 160.9%
	Master Limited Partnerships – 160.1%
	Coal – 2.8%
217,425	Alliance Holdings GP, LP	$ 13,980,427
120,840	Alliance Resource Partners, LP	10,990,398
365,000	Oxford Resource Partners, LP(a) (b)	372,300
		25,343,125
	Diversified Infrastructure – 42.1%
349,810	Enbridge Energy Management, LLC(a) (b) (c)	10,434,832
504,954	Enbridge Energy Partners, LP(a)	15,653,574
2,903,830	Energy Transfer Equity, LP(a)	147,979,177
229,237	Energy Transfer Partners, LP(a)	12,910,628
1,420,925	Enterprise Products Partners, LP(a)	106,313,609
397,703	Kinder Morgan Energy Partners, LP(a)	30,245,313
742,113	Kinder Morgan Management, LLC(a) (b) (c)	53,484,084
		377,021,217
	Gathering & Processing – 28.7%
561,290	Access Midstream Partners, LP	35,355,657
356,062	Atlas Pipeline Partners, LP	11,607,621
1,280,404	DCP Midstream Partners, LP(a)	68,770,499
475,135	EnLink Midstream Partners, LP	14,477,363
564,325	MarkWest Energy Partners, LP(a)	34,959,934
151,255	QEP Midstream Partners, LP	3,657,346
768,160	Southcross Energy Partners, LP	13,727,019
262,530	Targa Resources Partners, LP(a)	17,841,539
562,810	Western Gas Equity Partners, LP	29,243,608
383,290	Western Gas Partners, LP(a)	27,593,047
		257,233,633
	Marine Transportation – 4.4%
362,360	Golar LNG Partners, LP (Marshall Islands)(a)	11,939,762
29,035	KNOT Offshore Partners, LP (Marshall Islands)	796,720
741,510	Teekay Offshore Partners, LP (Marshall Islands)(a)	26,449,662
		39,186,144
	Midstream Natural Gas – 28.5%
3,659,467	Crestwood Equity Partners, LP(a)	51,415,511
2,155,217	Crestwood Midstream Partners, LP(a)	46,983,731
773,365	Enable Midstream Partners, LP(b) (d)	19,643,471
535,000	ONEOK Partners, LP(a)	29,478,500
189,460	Tallgrass Energy Partners, LP	6,991,074
1,893,970	Williams Partners, LP(a)	100,588,747
		255,101,034
	Midstream Oil – 43.4%
1,270,081	Buckeye Partners, LP(a)	99,650,555
397,285	Delek Logistics Partners, LP	13,857,301
671,775	Genesis Energy, LP(a)	38,291,175
1,219,387	Magellan Midstream Partners, LP(a)	99,843,408
20,000	MPLX, LP	1,143,200
103,021	Oiltanking Partners, LP	9,179,171
77,085	PBF Logistics, LP(b) (d)	2,062,024
1,536,892	Plains All American Pipeline, LP(a)	86,788,291
180,830	Rose Rock Midstream, LP	7,853,447

See notes to financial statements.
8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (unaudited) continued	May 31, 2014

Number
of Shares	Description	Value

	Midstream Oil continued
351,530	Tesoro Logistics, LP	$ 24,501,641
52,350	Valero Energy Partners, LP	2,325,910
168,065	World Point Terminals, LP	3,371,384
		388,867,507
	Natural Gas Pipelines & Storage – 4.7%
280,152	El Paso Pipeline Partners, LP(a)	9,592,404
626,740	TC PipeLines, LP(a)	32,590,480
		42,182,884
	Other Master Limited Partnerships – 1.3%
423,095	Exterran Partners, LP	11,833,967
	Upstream – 4.2%
1,005,459	EV Energy Partners, LP(a)	37,131,601
	Total Master Limited Partnerships – 160.1%
	(Cost $659,281,162)	1,433,901,112

	Common Stock – 0.8%
	Diversified Infrastructure – 0.8%
220,165	Kinder Morgan, Inc.(a)
	(Cost $7,647,839)	7,351,310

Principal
Amount	Description	Value
	Term Loans – 0.0%*
$ 413,329	Clearwater Subordinated Note NR(b) (e) (f) (g)
	(Cost $413,329)	4,133
	Total Long-Term Investments – 160.9%
	(Cost $667,342,330)	1,441,256,555
Number of
Shares	Description	Value
	Short-Term Investments – 0.4%
	Money Market – 0.4%
3,590,624	Dreyfus Treasury & Agency Cash Management – Investor Shares
	(Cost $3,590,624)	3,590,624
	Total Investments – 161.3%
	(Cost $670,932,954)	1,444,847,179
	Liabilities in excess of Other Assets – (30.6%)	(274,285,841)
	Borrowings – (30.7% of Net Assets or 19.1% of Total Investments)	(275,000,000)
	Net Assets – 100.0%	$ 895,561,338

LLC – Limited Liability Company

LP – Limited Partnership

* Represents less than 0.1% of net assets.

(a)
All or a portion of these securities have been physically segregated. As of May 31, 2014, the total amount segregated was $673,140,132, of which $669,541,981 is related to the outstanding line of credit.

(b)	Non-income producing security.

(c)	While non-income producing, security makes regular in-kind distributions.

(d)	Represents a new issue security. Security has not made an initial distribution to shareholders.

(e)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board ofTrustees. The total market value of such securities is $4,133 which represents less than 0.1% of net assets.

(f)	Company has filed for protection in federal bankruptcy court.

(g)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, restricted securities aggregate market valueamounted to $4,133 or less than 0.1% of net assets.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES (unaudited)	May 31, 2014

Assets
Investments in securities, at value (cost $670,932,954)	$1,444,847,179
Cash	1,228,747
Current tax receivable	18,196,585
Other assets	54,217
Total assets	1,464,326,728
Liabilities
Borrowings	275,000,000
Net deferred tax liability	292,088,223
Advisory fee payable	985,329
Offering costs payable	458,355
Interest due on borrowings	26,130
Administration fee payable	17,501
Accrued expenses and other liabilities	189,852
Total liabilities	568,765,390
Net Assets	$895,561,338
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
33,306,589 shares issued and outstanding	$333,066
Additional paid-in capital	374,680,295
Net unrealized appreciation on investments, net of tax	473,274,457
Accumulated net realized gain on investments and swaps, net of tax	102,649,881
Accumulated net investment loss, net of tax	(55,376,361)
Net Assets	$895,561,338
Net Asset Value (based on 33,306,589 common shares outstanding)	$26.89

See notes to financial statements.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended May 31, 2014 (Unaudited)	May 31, 2014

Investment Income
Distributions from master limited partnerships	$32,626,696
Less: Return of capital distributions	(30,932,049)
Less: Distributions classified as realized gains	(910,425)
Total investment income		$784,222
Expenses
Advisory fee	5,468,597
Interest expense and fees on borrowings	1,575,268
Professional fees	183,006
Administration fee	99,563
Trustees’ fees and expenses	89,673
Fund accounting	82,279
Insurance	23,225
Custodian fee	19,853
NYSE listing fee	17,988
Printing expense	14,231
Transfer agent fee	9,664
Miscellaneous	51,245
Total expenses		7,634,592
Advisory fees waived		(117,057)
Net expenses		7,517,535
Net investment loss before taxes		(6,733,313)
Deferred tax benefit		2,560,067
Net investment loss		(4,173,246)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investments before taxes		(8,640,636)
Deferred tax benefit		3,285,248
Net realized gain/(loss) on investments and swaps		(5,355,388)
Net change in unrealized appreciation on investments before taxes		182,568,004
Deferred tax expense		(69,414,011)
Net unrealized appreciation on investments and swaps		113,153,993
Net realized and unrealized gain on investments and swaps		107,798,605
Net Increase in Net Assets Resulting from Operations		$103,625,359

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2014

	For the
	Six Months	For the
	Ended	Year Ended
	May 31, 2014	November 30,
	(Unaudited)	2013
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(4,173,246)	$(7,387,065)
Net realized gain/loss	(5,355,388)	52,034,321
Net change in unrealized appreciation	113,153,993	106,401,821
Net increase in net assets resulting from operations	103,625,359	151,049,077
Distributions to Common Shareholders
Return of capital - See Note 2(c)	(27,665,821)	(48,606,179)
	(27,665,821)	(48,606,179)
Capital Share Transactions
Net proceeds from common shares issued through add-on and overnight offerings	17,196,917	125,060,411
Net proceeds from common shares issued through dividend reinvestment	2,281,681	3,313,296
Common share offering costs charged to paid-in capital	(104,753)	(715,819)
Net increase from capital share transactions	19,373,845	127,657,888
Total increase in net assets	95,333,383	230,100,786
Net Assets
Beginning of period	800,227,955	570,127,169
End of period (including accumulated net investment losses of
$55,376,361 and $51,203,115, respectively, net of tax)	$895,561,338	$800,227,955

See notes to financial statements.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended May 31, 2014 (Unaudited)	May 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$103,625,359
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(182,568,004)
Net realized gain on investments before taxes	8,640,636
Purchases of long-term investments	(45,689,278)
Proceeds from sale of long-term investments	21,751,071
Net proceeds from sale of short-term investments	647,906
Increase in current tax receivable	(9,429,000)
Decrease in receivable for shares issued through dividend reinvestment	991,125
Decrease in interest receivable	77
Decrease in other assets	607
Increase in deferred tax liability	63,568,696
Decrease in interest due on borrowings	(7,728)
Increase in advisory fee payable	191,374
Increase in administration fee payable	1,532
Decrease in offering costs payable	(68,253)
Decrease in accrued expenses and other liabilities	(39,026)
Return of capital distributions received from investee companies	31,842,474
Conversion of fractional shares from investee companies payment in kind distributions	125
Net Cash Used by Operating Activities	$(6,540,307)
Cash Flows From Financing Activities:
Proceeds from borrowings	16,000,000
Net proceeds from issuance of common shares	17,196,917
Distributions to Common Shareholders	(25,384,140)
Offering expenses in connection with common shares issued through add-on offering	(104,753)
Net Cash Provided by Financing Activities	7,708,024
Net change in cash	1,167,717
Cash at Beginning of Period	61,030
Cash at End of Period	1,228,747
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,582,996
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$9,429,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$2,281,681
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$2,312,160

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	May 31, 2014

	For the
	Six Months		For the	For the	For the	For the	For the
Per share operating performance	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding	May 31, 2014		November 30,	November 30,	November 30,	November 30,	November 30,
throughout the period	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.60		$20.96	$20.17	$19.69	$15.00	$12.09
Income from investment operations
Net investment loss (a) (b)	(0.20)		(0.38)	(0.41)	(0.41)	(0.36)	(0.44)
Net realized and unrealized gain (b)	3.32		5.67	2.71	2.28	6.41	4.76
Total from investment operations	3.12		5.29	2.30	1.87	6.05	4.32
Common shares’ offering expenses charged to paid-in capital	(0.00	)*	(0.02)	(0.01)	–	(0.02)	(0.00)*
Distributions to Common Shareholders
Return of capital (c)	(0.83)		(1.63)	(1.50)	(1.39)	(1.34)	(1.41)
Net asset value, end of period	$26.89		$24.60	$20.96	$20.17	$19.69	$15.00
Market value, end of period	$27.23		$25.11	$22.03	$21.71	$20.96	$16.24
Total investment return (d)
Net asset value	12.87%		25.72%	11.69%	9.60%	41.57%	38.03%
Market value	11.98%		21.66%	8.93%	10.73%	38.56%	57.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$895,561		$800,228	$570,127	$494,532	$479,171	$282,089
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.43	%(f)	1.38%	1.49%	1.57%	1.52%	1.76%
Interest expense	0.38	%(f)	0.39%	0.50%	0.49%	0.56%	1.23%
Current and deferred tax expense	15.29	%(f)	11.32%	7.99%	7.30%	22.37%	23.33%
Total net expense ratio	17.10	%(f)	13.09%	9.98%	9.36%	24.45%	26.32%
Gross operating expense ratio	1.46	%(f)	1.44%	1.52%	1.59%	1.60%	1.76%
Interest expense	0.38	%(f)	0.39%	0.50%	0.49%	0.56%	1.23%
Current and deferred tax expense	15.29	%(f)	11.32%	7.99%	7.30%	22.37%	23.33%
Total gross expense ratio	17.13	%(f)	13.15%	10.01%	9.38%	24.53%	26.32%
Net investment loss, excluding interest
expense and tax expense	(1.24	)%(f)	(1.24)%	(1.46)%	(1.57)%	(1.48)%	(2.14)%
Net investment loss, including interest
expense and tax expense	(16.91	)%(f)	(12.95)%	(9.96)%	(9.36)%	(24.41)%	(26.70)%
Portfolio Turnover Rate	2%		30%	18%	19%	15%	30%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$275,000		$259,000	$190,000	$190,000	$170,000	$110,263
Asset coverage per $1,000 of indebtedness (e)	$4,257		$4,090	$4,001	$3,603	$3,819	$3,558

*	Less than $0.01.

(a)	Based on average shares outstanding during the period.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2 (c). For the years ended November 30, 2013, 2012, 2011 and 2010, approximately $1.52, $0.88, $1.02 and $1.34 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)	Annualized.

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2014

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub- Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2014

are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the six months ended May 31, 2014, the Fund estimated 94.8% of its distributions from MLPs as return of capital, 2.8% of its distributions from MLPs as realized gains and 2.4% of its distributions as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. On a book basis, all realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2015. For the year ended November 30, 2013, 93% of the distributions were considered qualified dividend income and 7% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
2013
Dividend income	$45,433,751
Tax return of capital	3,172,428
Total	$48,606,179

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2013 was paid-in capital.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $117,057, of which $58,528 was waived by the Sub-Adviser, were waived for the period ended May 31, 2014. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2014

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Certain out-of-pocket charges	Varies

Note 4 – Fair Value Measurement:

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2014.

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	in Securities	in Securities	in Securities	Total
Assets
Master Limited
Partnerships	$1,433,901,112	$–	$–	$1,433,901,112
Common Stock	7,351,310	–	–	7,351,310
Term Loans	–	–	4,133	4,133
Money Market	3,590,624	–	–	3,590,624
Total Assets	$1,444,843,046	$–	$4,133	$1,444,847,179

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable
Category	at 5/31/14	Technique	Inputs
		Cash flow	Royalties on
Term Loan	$4,133	model	coal produced

Significant changes in royalties on coal produced would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the six months ended May 31, 2014.

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2014:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
Fiduciary/Claymore MLP Opportunity Fund
Assets:
Beginning Balance	$86,799
Purchases	–
Sales	–
Total change in unrealized gains or losses included in earnings	(82,666)
Transfers into Level 3	–
Transfers out of Level 3	–
Ending Balance	$4,133

Note 5 – Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2014

amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2014, is as follows:

Net tax
Cost of			unrealized
investments	Gross tax	Gross tax	appreciation
for tax	unrealized	unrealized	on
purposes	appreciation	depreciation	investments
$619,534,065	$828,979,803	$ (3,666,689)	$825,313,114

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:
Deferred federal income tax expense	$58,481,996
Deferred state income tax expense	5,086,700
Total deferred tax expense	$63,568,696

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$58,517,919	35.00%
State income taxes	5,034,140	3.01%
Permanent differences and other	16,637	0.01%
Total	$63,568,696	38.02%

Permanent differences primarily represent the dividend received deduction and foreign tax credits.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss	$20,214,680

Deferred tax liabilities:
Deferred tax on unrealized gain on investments	$(312,302,903)

Net deferred tax liability	(292,088,223)

During the year ended November 30, 2013, the Fund utilized net operating loss carryforwards for federal income tax purposes of $10,985,089. As of November 30, 2013, no net operating loss carryforward or capital loss carryforward remained.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the period ended May 31, 2014, purchases and sales of investments, excluding short-term securities, were $45,689,278 and $21,751,071, respectively.

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. Effective May 14, 2010, interest on the amount borrowed was reduced to 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2014

on the amount borrowed remained at 3-month LIBOR plus 0.95%. Effective August 5, 2013, the maximum commitment under the credit facility agreement was increased to $275,000,000. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. For the period ended May 31, 2014, the amount outstanding in connection with the Fund’s credit facility was $275,000,000. As of May 31, 2014, securities with a market value of $669,541,981 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2014, was $263,131,868 with a related weighted average interest rate of 1.18%, inclusive of the program fees. The maximum amount outstanding during the period ended May 31, 2014, was $275,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 33,306,589 issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Period Ended
	May 31, 2014	November 30, 2013
Beginning shares	32,531,394	27,197,785
Shares issued through dividend reinvestment	88,265	136,243
Common shares issued through at-the-market offering	686,930	2,347,366
Common shares issued through overnight offering	–	2,850,000
Ending shares	33,306,589	32,531,394

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post effective amendment hereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On May 17, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, 686,930 shares were issued during the six months ended May 31, 2014, and 2,347,366 shares were issued during the year ended November 30, 2013. On September 10, 2013, the Fund entered into an underwriting agreement with the Adviser and Morgan Stanley & Co. LLC., Citigroup Global Markets, Inc., UBS Securities LLC and RBC Capital Markets, LLC to sell 2,850,000 common shares. The Adviser has paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. The Fund thus far has paid $104,753 associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2014

valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of May 31, 2014, the Fund held the following restricted securities:

							Price at
	Date of			Fair Market	% of Net		Acquisition	5/31/14
Security	Acquisition	Shares/Par	Current Cost	Value	Assets		Date	Price
Clearwater Subordinate Note	09/29/2008	$359,812	$359,812	$3,598	–	%*	$100.00	$1.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$535	–	%*	$100.00	$1.00
Total			$413,329	$4,133	–	%*
* Amount is less than 0.1% of net assets.

Note 12 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 13 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2014

Federal Income Tax Information

In January 2015, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2014. Common shareholders voted on the approval of the amendment of the Fund’s agreement and declaration of Trust and election of Trustees.

With regards to the approval of the amendment of the Fund’s agreement and declaration of Trust to increase the maximum number of Trustees that comprise the Board of Trustees of the Fund:

# of Shares in Favor	# of Shares Against	# of Shares Abstained
29,185,091	375,525	350,663
With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Randall C. Barnes	29,360,552	249,639	301,088
Donald C. Cacciapaglia	29,342,862	282,011	286,406
Donald A. Chubb	29,334,135	279,375	297,769
Jerry B. Farley	29,327,880	293,663	289,736
Maynard F. Oliverius	29,301,729	297,179	312,371

The other Trustees of the Fund not up for election in 2014 are Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees(a)
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Term of
		Office		Number of
		and		Portfolios	Other
Name, Address*	Position(s)	Length		in Fund	Directorships
and Year	Held with	of Time		Complex	Held by
of Birth	Trust	Served**	Principal Occupation(s) During Past Five Years	Overseen	Trustees

Independent Trustees:
Randall C. Barnes	Trustee	Since 2004	Current: Private Investor (2001-present).	86	None.
(1951)

Former: Senior Vice President and Treasurer, PepsiCo,
Inc. (1993-1997); President, Pizza Hut International
(1991-1993); Senior Vice President, Strategic Planning
and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial	82	None.
(1946)	Vice Chairman		real estate, Griffith & Blair, Inc. (1997-present).
of the Board
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc. (2004-
(1946)	Vice Chairman				present); CoreFirst Bank & Trust
	of the Audit				(2000-present).
Committee
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and President, Roman Friedrich &	82	Current: Mercator Minerals Ltd.
(1946)	Chairman of the		Company (1998-present).		(2013-present); Zincore Metals, Inc.
	Contracts Review				(2009-present).
	Committee		Former: Senior Managing Director, MLV & Co. LLC
			(2010-2011).		Former: First Americas Gold Corp.
(2012-2014); Blue Sky Uranium
Corp. (2011-2012); Axiom Gold and
Silver Corp. (2011-2012); Stratagold
Corp. (2003-2009); GFM Resources
Ltd. (2005-2010).
Robert B. Karn III	Trustee and	Since 2004	Current: Consultant (1998-present).	82	Current: Peabody Energy Company
(1942)	Chairman of the				(2003-present); GP Natural
	Audit Committee		Former: Arthur Andersen (1965-1997) and Managing		Resource Partners, LLC (2002-
			Partner, Financial and Economic Consulting,		present).
St. Louis office (1987-1997).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Term of
		Office		Number of
		and		Portfolios	Other
Name, Address*	Position(s)	Length		in Fund	Directorships
and Year	Held with	of Time		Complex	Held by
of Birth	Trust	Served**	Principal Occupation(s) During Past Five Years	Overseen	Trustees

Independent Trustees continued
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC	88	Current: Director, Edward-Elmhurst
(1953)	Chairman of the		(2000-present).		Healthcare System (2012-present).
Nominating and
	Governance		Former: Executive Vice President, General Counsel,
	Committee		and Corporate Secretary, Van Kampen Investments
(1982-1999).
Maynard F. Oliverius	Trustee and Vice	Since 2014	Retired.	82	None.
(1943)	Chairman of the
	Contracts Review		Former: President and CEO, Stormont-Vail
	Committee		HealthCare (1996-2012).
Ronald E. Toupin, Jr.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present).	85	Former: Bennett Group of Funds
(1958)	Chairman of the				(2011-2013).
Board
Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

Term of
		Office		Number of
		and		Portfolios	Other
Name, Address*	Position(s)	Length		in Fund	Directorships
and Year	Held with	of Time		Complex	Held by
of Birth	Trust	Served**	Principal Occupation(s) During Past Five Years	Overseen	Trustees

Interested Trustee:
Donald C.	President, Chief	Since 2012	Current: President and CEO, certain other funds in the	214	Current: Delaware Life (2013-
Cacciapaglia***	Executive Officer		Fund Complex (2012-present); Vice Chairman,		present); Guggenheim Life and
(1951)	and Trustee		Guggenheim Investments (2010-present).		Annuity Company (2011-present);
Paragon Life Insurance Company of
			Former: Chairman and CEO, Channel Capital Group,		Indiana (2011-present).
Inc. (2002-2010).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

-	Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2015.

-	Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

-	Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

Officers

The Officers of the Fiduciary/Claymore MLP Fund, who are not trustees, and their principal occupations during the past five years:

Term of
	Position(s)	Office and
Name, Address*	held	Length of
and Year	with the	Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security
(1966)	Treasurer		Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010);
Vice President, Rydex Advisors II, LLC (2010).

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

May 31, 2014

Term of
	Position(s)	Office and
Name, Address*	held	Length of
and Year	with the	Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
William H. Belden, III	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
(1965)			Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present).
(1966)	Officer
Former: Secretary of certain funds in the Fund Complex.
Mark J. Furjanic	Assistant	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the
(1959)	Treasurer		Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2012	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Derek D. Maltbie	Assistant	Since 2011	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the
(1972)	Treasurer		Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual
Fund Administration, Van Kampen Investments, Inc. (1995-2005).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director and Associate
(1978)			General Counsel, Guggenheim Fund Services, LLC and affiliates (2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate,
(1984)	Secretary		Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the
(1974)	Treasurer		Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim
(1979)			Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley
(2002-2009).
John L. Sullivan	Chief Financial	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
(1955)	Officer, Chief		Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
	and Treasurer		(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment
Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

REPORT OF THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)
CONTRACTS REVIEW COMMITTEE	May 31, 2014

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Advisory Research, Inc. (“Advisory Research” or the “Sub-Adviser”), which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and Advisory Research (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”), Advisory Research performs certain of the day-to-day operations of the Fund which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of Fund assets; (v) maintaining books and records as are required to support the Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with the Sub-Adviser’s proxy voting policies and procedures. Advisory Research is a wholly-owned subsidiary of Piper Jaffray Companies.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim, the Sub-Adviser and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and Advisory Research is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim and the Sub-Adviser provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of GFIA and Sub-Adviser providing services to the Fund; (ii) descriptions of various functions performed by Guggenheim for the Fund; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of GFIA and the Sub-Adviser, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to the Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners) and the Sub-Adviser, financial information for Guggenheim Investments (unaudited), audited financial statements of GFIA and of the Sub-Adviser’s parent and information about the compliance and risk management programs and processes of Guggenheim and the Sub-Adviser.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 25

REPORT OF THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)
CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Independent Trustees also took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Fund nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on December 28, 2004. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a NAV and market price basis for the one-year, three-year and five-year periods ended December 31, 2013. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s structure and form of leverage, cost of the leverage and the aggregate leverage outstanding as of December 31, 2013, information concerning the common assets, leverage, managed assets and leverage rate as of December 31, 2012 and as of December 31, 2013, and the net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2013. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

26 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

REPORT OF THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)
CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements) of the peer group of funds. The Committee considered that each of the Fund’s advisory fee and total net expense ratio was below the peer group average and median advisory fee and expense ratio, respectively.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Fund, the Committee reviewed a profit and loss statement for Guggenheim Investments setting forth the revenues (gross advisory fees) received under the Investment Advisory Agreement, as well as the expenses incurred in providing services to the Fund, the pre-tax operating margin and profitability rate, the Fund’s average assets for the twelve months ended, and the ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for: (i) providing certain administrative services pursuant to an administration agreement; and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement.

The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In this regard, the Committee noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s advisory fee, which is below both the peer group average and median. In addition, the Committee considered the Adviser’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In this regard, the Committee took into account the Sub-Adviser’s description of its investment management approach, including the sources of information generally relied upon by the Sub-Adviser in providing portfolio management services to the Fund, the investment decision-making process for the Fund, the Sub-Adviser’s process for risk management, the Sub-Adviser’s method for allocating trades among client accounts and the related oversight of that process, the Sub-Adviser’s process for determining whether it is obtaining the most favorable execution of portfolio transactions for the Fund and the factors that the Sub-Adviser considers in allocating brokerage, among other things.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled its review of the information provided by the Sub-Adviser regarding the financial condition of its parent company. In this connection, the Committee also considered the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and available resources.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that, during the periods reviewed, the Fund’s total return

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 27

REPORT OF THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)
CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

based on a NAV and market price for the one-year and three-year periods ended December 31, 2013, exceeded the average total return of the peer group of funds. The Committee also took into account information indicating that, for the year ended December 31, 2013, the Fund’s return on a NAV basis exceeded the return of the benchmark, the Alerian MLP Index, and for the three-year and five year periods ended December 31, 2013, while the returns lagged the index, they exceeded the index as calculated on a tax-adjusted basis. The Committee noted the Sub-Adviser’s view that the Fund has achieved its investment objective to date, producing an annualized NAV total return of 10.5% since inception through December 31, 2013. The Committee further noted the Sub-Adviser’s statement that tax efficiency has also been strong as evidenced by taxes paid of approximately 0.9% per annum (as a percentage of the equity base) since inception.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk has generally been in line with or lower than that of its peers.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to Advisory Research, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Committee also considered the Sub-Adviser’s representation that it does not charge a lower advisory or sub-advisory fee to any other client as to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Sub-Advisory Agreement. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund and the Sub-Adviser’s identification of fallout benefits through the exposure of its name to investors and brokers in connection with the Fund. Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of sub-advisory services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Sub-Adviser’s view that economies of scale are realized to the extent that the firm uses systems and employees across client accounts and that, as assets under management increase, the Sub-Adviser will continue to experience a balance between a reduction in overall costs due to economies of scale and an increase in costs due to additions and expansions. In this regard, the Sub-Adviser noted that it has continually invested in additional personnel and infrastructure in order to enhance its ability to provide quality services to the Fund. The Committee also took into account the Sub-Adviser’s statement that it believes the fees it receives from the Fund are the lowest in the peer group of funds and are appropriate.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreements is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each of the Advisory Agreements for an additional 12-month term.

28 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

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FUND INFORMATION	May 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment	New York Mellon
Donald C. Cacciapaglia*		Advisors, LLC	New York, NY
	Joanna M. Catalucci	Chicago, IL
Donald A. Chubb	Chief Compliance Officer		Legal Counsel
		Investment Sub-Adviser	Skadden, Arps, Slate,
Jerry B. Farley	Amy J. Lee	Advisory Research, Inc.	Meagher & Flom LLP
	Chief Legal Officer	St. Louis, MO	New York, NY
Roman Friedrich III
	Mark E. Mathiasen	Administrator and	Independent Registered
Robert B. Karn III	Secretary	Accounting Agent	Public Accounting Firm
		Rydex Fund Services, LLC	Ernst & Young LLP
Ronald A. Nyberg	John L. Sullivan	Rockville, MD	McLean, VA
Chief Financial Officer,
Maynard F. Oliverius	Chief Accounting Officer
and Treasurer
Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested
   person” (as defined in section
   2(a)(19) of the 1940 Act)
   (“Interested Trustee”) of the
   Trust because of his position
   as the President and CEO of
   the Investment Adviser
   and Distributor.

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 31

ABOUT THE FUND MANAGER

FAMCO MLP

Effective January 1, 2014, FAMCO MLP, formerly a division of Advisory Research, Inc., will change its name to Advisory Research, Inc., and will be referred to as the Advisory Research MLP & Energy Infrastructure team (“MLP Team”). Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of May 31, 2014, the MLP Team managed approximately $5.6 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy

The MLP Team believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc.	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	227 West Monroe Street
Suite 700	Chicago, IL 60606
St. Louis, MO 63105	Member FINRA/SIPC
(07/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-SAR-0514

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:     Donald C. Cacciapaglia

Title:  Chief Executive Officer

Date:  August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   August 7, 2014

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:  August 7, 2014